Exhibit 10.2

FOURTH AMENDMENT TO SENIOR SECURED FIRST LIEN TERM LOAN CREDIT AGREEMENT

This FOURTH AMENDMENT TO SENIOR SECURED FIRST LIEN TERM LOAN CREDIT AGREEMENT (this “Amendment”) is entered into as of March 19, 2025, among Clean Energy, a California corporation (the “Borrower”), Clean Energy Fuels Corp, a Delaware corporation (the “Parent”), the undersigned Subsidiary Guarantors, Alter Domus Products Corp. (in its individual capacity, “Alter Domus”), as administrative agent (in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), and the undersigned Lenders.

RECITALS

WHEREAS, the Borrower, the Parent, the Administrative Agent, Alter Domus, as collateral agent (in such capacity, the “Collateral Agent”), and the Lenders are party to that certain Senior Secured First Lien Term Loan Credit Agreement, dated as of December 12, 2023 (as amended by that certain Successor Agent Agreement and First Amendment to Senior Secured First Lien Term Loan Credit Agreement, dated as of March 22, 2024, that certain Limited Consent and Second Amendment to Senior Secured First Lien Term Loan Credit Agreement, dated as of May 8, 2024, and as further amended by that certain Limited Consent and Third Amendment to Senior Secured First Lien Term Loan Credit Agreement, dated as of July 22, 2024 and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower and provided certain other credit accommodations to the Borrower;

WHEREAS, the Lenders party hereto constitute all of the Lenders;

WHEREAS, Parent desires to repurchase up to Fifteen Million Dollars ($15,000,000) in shares of common stock of Parent from time to time in the open market or through privately negotiated transactions (the “Subject Transactions”);

WHEREAS, pursuant to the Credit Agreement, Parent may not make Restricted Payments, such as the repurchase of shares of Parent, except as permitted under Section 9.04 of the Credit Agreement;

WHEREAS, the Loan Parties have requested that the Lenders agree to amend Section 9.04 of the Credit Agreement to permit the Subject Transactions;

WHEREAS, the Lenders party hereto and the Administrative Agent, together with the Borrower, the Parent and the Subsidiary Guarantors, have agreed to amend certain provisions of the Credit Agreement, upon the terms and conditions as set forth herein and to be effective as of the Fourth Amendment Effective Date (as defined below).

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

Section 1.Defined Terms.  Each capitalized term used herein, but not otherwise defined herein, has the meaning given such term in the Credit Agreement.

Section 2.Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is, effective as of the Fourth Amendment Effective Date (as defined below), hereby amended as follows:

2.1Amendment to Section 3.02(c)(ii).

(a)Section 3.02(c)(ii) is hereby amended and restated to read in its entirety as follows:

“(ii)To make an election to pay a portion (up to but not exceeding seventy-five percent (75%)) of the interest due on a given Interest Payment Date in kind, the Borrower must give written notice thereof in substantially the form of Exhibit N (a “PIK Election”) to the Administrative Agent on the date that is at least 10 Business Days prior to the Interest Payment Date (or such later date as the Administrative Agent may agree in its sole discretion); provided that, the Borrower shall be deemed to have delivered a PIK Election with respect to $5,000,000 of interest due on the Initial Loans on the Interest Payment Dates occurring on each of March 31, 2025, June 30, 2025 and September 30, 2025 (the “2025 PIK Elections”); provided further that, for the avoidance of doubt, such 2025 PIK Elections shall not limit the Borrower’s ability to deliver additional PIK Elections for such Interest Payment Dates in excess of $5,000,000. Delivery of a PIK Election with respect to any Interest Payment Date shall be irrevocable unless otherwise agreed by the Lenders and the Administrative Agent. If the Borrower does not timely make a PIK Election in accordance with the preceding sentence, all of the then accrued interest for which no PIK Election has previously been made shall automatically and irrevocably be payable in cash on such Interest Payment Date. PIK Interest, once paid-in-kind, shall for all purposes under this Agreement and the other Loan Documents be deemed to be principal of the Loans, shall bear interest in accordance with this Section 3.02, and shall be payable in cash on the date the Loans become due and payable on the Maturity Date.”

2.2Amendment to Section 9.04.

(a)Section 9.04 is hereby amended and restated to read in its entirety as follows:

“Section 9.04Restricted Payments. Neither Parent nor the Borrower will, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to the holders of its Equity Interests or make any distribution of its Property to its Equity Interest holders, except that (a) any Loan Party may make a Restricted Payment to another Loan Party (other than, prior to the first anniversary of the Closing Date, NG Advantage) ratably with respect to its Equity Interests; (b) the Borrower and its Subsidiaries may declare and pay dividends with respect to their respective Equity Interests payable solely in additional Equity Interests in the form of common equity; (c) any Loan Party may make cashless repurchases of Equity Interests in the Borrower or any Subsidiary of the Borrower deemed to occur upon exercise of stock options or warrants or the settlement or vesting of other equity-based awards if such Equity Interests represent a portion of the exercise price of, or tax withholding with respect to, such options, warrants or other equity-based awards; (d) so long as no Event of Default has occurred and is continuing immediately after giving pro forma effect thereto, the Loan Parties may (i) pay (or make Restricted Payments to allow the Borrower or any other direct or indirect parent thereof to pay) for the repurchase, retirement or other acquisition or retirement for value of Equity Interests or settlement of equity-based awards of such Subsidiary (or of the Borrower or any other such direct or indirect parent thereof) held by any future, present or former employee, officer, director, manager, member of management or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees, distributees or permitted transferees of any of the foregoing) of such Subsidiary (or the Borrower or any other direct or indirect parent thereof) or any of its Subsidiaries solely to the extent the Borrower or its Subsidiaries are obligated to make such payment in connection with the termination or death of such individual or (ii) make Restricted Payments in the form of distributions to allow Parent to pay principal or interest on promissory notes that were issued to any future, present or former employee, officer, director, manager, member of management or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees, distributees or permitted transferees of any of the foregoing) of such Subsidiary (or the Borrower or any other direct or indirect parent thereof) or any of its Subsidiaries in lieu of cash payments for the repurchase, retirement or other acquisition or retirement for value of such Equity Interests or equity-based awards held by such Persons, in each case, upon the death, disability, retirement or termination of employment or services, as applicable, of any such Person or pursuant to any employee, officer, director, manager or management equity plan, employee, officer, director, manager or management stock option plan or any other employee, officer, director, manager or management benefit plan or any agreement (including any stock subscription agreement, shareholder agreement or stockholders’ agreement) with any employee, officer, director, manager, member of management or consultant of such Subsidiary (or the Borrower or any other direct or indirect parent thereof) or any of its Subsidiaries solely to the extent the Borrower or its Subsidiaries is obligated to make such payment in connection with the termination or death of such individual; provided that the aggregate amount of Restricted Payments made pursuant to this clause (d) shall not exceed $5,000,000 in any calendar year; (e) any Loan Party may pay cash in lieu of fractional

Equity Interests in connection with any dividend, split or combination thereof or any permitted Investment; (f) Parent’s purchase, redemption, retirement, or other acquisition of shares of its Equity Interests with the proceeds received from a substantially concurrent issue of new shares of its Equity Interests; (g) cashless repurchases of Equity Interests deemed to occur upon exercises of options and warrants or the settlement or vesting of other equity awards if such Equity Interests represent a portion of the exercise price of such options or warrants or similar equity incentive awards; (h) exchanges, redemptions or conversions in whole or in part any of its Equity Interests for or into another class of its Equity Interests; and (i) during the period beginning on March 19, 2025 through December 31, 2025, Parent may repurchase up to an aggregate of $15,000,000 of shares of common stock of Parent from time to time on the open market or through privately negotiated transactions, so long as, at the time of and immediately after giving effect to such repurchase, no Default or Event of Default has occurred and is continuing or would immediately result therefrom.”

Section 3.Conditions Precedent to Amendment.  The amendments contained in Section 2 shall be effective upon the satisfaction of the following conditions precedent (such date of satisfaction, the “Fourth Amendment Effective Date”):

3.1Signature Pages.  The Administrative Agent shall have received counterparts to this Amendment duly executed by the Administrative Agent, each Lender, the Borrower, the Parent and each undersigned Subsidiary Guarantor.

3.2Fees and Expenses. The Borrower shall have reimbursed each of the Administrative Agent and the Lead Arranger for all reasonable and documented out-of-pocket fees, charges and expenses due and payable as of the Fourth Amendment Effective Date to the extent the Borrower has received an invoice therefor at least two (2) Business Days prior to such date.

3.3Representations and Warranties.  Each representation and warranty of the Borrower, the Parent and/or each Subsidiary Guarantor contained in the Credit Agreement and the other Loan Documents, including those set forth in Section 4 below, is true and correct in all material respects (or, to the extent already qualified by materiality, in all respects) on and as of the Fourth Amendment Effective Date immediately after giving effect to this Amendment, except to the extent any such representations and warranties expressly relate to an earlier date (in which case, such representations and warranties shall be true and correct in all material respects (or, to the extent already qualified by materiality, in all respects) as of such earlier date).

3.4No Default or Event of Default.  No Default or Event of Default shall have occurred and be continuing immediately after giving effect to this Amendment.

Section 4.Representations and Warranties.  To induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Borrower, the Parent and each Subsidiary Guarantor hereby represents and warrants to the Lenders and the Administrative Agent as follows:

4.1No Default or Event of Default has occurred and is continuing immediately after giving effect to this Amendment.

4.2Each representation and warranty of the Borrower, the Parent and/or each Subsidiary Guarantor contained in the Credit Agreement and the other Loan Documents, is true and correct in all material respects (or, to the extent already qualified by materiality, in all respects) on and as of the Fourth Amendment Effective Date immediately after giving effect to this Amendment, except to the extent any such representations and warranties expressly relate to an earlier date (in which case, such representations and warranties shall be true and correct in all material respects (or, to the extent already qualified by materiality, in all respects) as of such earlier date).

4.3Authority; Enforceability.  This Amendment has been duly executed and delivered by the Borrower, the Parent and each Subsidiary Guarantor and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.4Approvals; No Conflicts.  Neither the execution and delivery of this Amendment by the Borrower, the Parent or any Subsidiary Guarantor, nor the consummation of the transactions herein contemplated or in compliance with the terms and provisions hereof by any of them (a) requires any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including holders of its Equity Interests or any class of directors or managers, whether interested or disinterested, of any Loan Party or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Amendment or any other Loan Document or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained or made and are in full force and effect, (b) will violate (i) in any material respect, any applicable law or regulation or (ii) any Organizational Document of any Loan Party or any Subsidiary of any Loan Party or any order of any Governmental Authority, (c) will violate or constitute a default under or result in any breach of any Material Indebtedness or Material Contract binding upon any Loan Party, any Material Joint Venture or any Subsidiary of any Loan Party or any of their Properties, or give rise to a right thereunder to require any payment to be made by any Loan Party and (d) will result in the creation or imposition of any Lien on any Collateral or any other Property of any Loan Party or any Subsidiary of any Loan Party (other than the Liens created by the Loan Documents).

Section 5.Miscellaneous.

5.1Reaffirmation of Loan Documents.  Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and, to the knowledge of the Borrower, the Parent and each Subsidiary Guarantor, none of the Borrower, the Parent nor any such Subsidiary Guarantor has any defense to its obligations to pay the Secured Obligations when due.  The Borrower, the Parent and each Subsidiary Guarantor hereby agrees that the amendments and modifications herein contained shall not limit or impair any Liens securing the Secured Obligations or the Borrower’s, the Parent’s or such Subsidiary Guarantor’s obligation to pay the Secured Obligations when due, each of which is hereby ratified and affirmed.

5.2Fees and Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay each of the Administrative Agent and the Lead Arranger for all reasonable and documented out-of-pocket fees, charges and expenses in connection with the Administrative Agent and Lenders’ negotiation, execution and entry into this Amendment.

5.3Entire Agreement.  This Amendment states the entire agreement and supersedes all prior agreements, written or verbal, between the parties hereto with respect to the subject matter hereof and may not be amended except in writing signed by a duly authorized representative of each of the respective parties hereto. Except as specifically modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

5.4Waiver.  No delay or failure on the part of any party hereto in exercising any right, power or remedy hereunder shall effect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right, power or remedy preclude any further exercise thereof or of any other right, power or remedy.

5.5Governing Law; Submission To Jurisdiction; Waivers; Waivers of Jury Trial.  The parties hereby agree that Section 12.09 of the Credit Agreement shall apply, mutatis mutandis, to this Amendment.

5.6Successors and Assigns.  This Amendment shall inure to the benefit and be binding upon the successors and permitted assigns of each of the parties hereto.

5.7Severability.  In the event that any provision of this Amendment, or the application of such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Amendment, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

5.8Loan Documents. Upon the execution and delivery of this Amendment by the Borrower, the Parent, the Subsidiary Guarantors, the Administrative Agent and the Lenders, this Amendment shall be deemed to be a Loan Document, and the Credit Agreement shall, where the context requires, to be read and construed throughout so as to incorporate this Amendment.

5.9Counterparts.  This Amendment may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each of the parties and a copy thereof delivered to each party under this Amendment. Each party to this Amendment agrees that it will be bound by its own facsimile or electronic signature and that it accepts the facsimile or electronic signatures of each other party. Each party to this Amendment agrees that it will be bound by its own facsimile or electronic signature and that it accepts the facsimile or electronic signatures of each other party.  Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. As used herein, “electronic signatures” mean any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record.

5.10Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.11Direction to Administrative Agent.  The undersigned Lenders party hereto hereby (a) direct the Administrative Agent to execute and deliver this Amendment, and (b) acknowledge and agree that the direction in this Section 5.11 constitutes a direction from the Lenders under the provisions of Section 11.02 of the Credit Agreement. The Borrower, the Parent, the Subsidiary Guarantors and the Lenders party hereto expressly agree and confirm that the Administrative Agent’s right to indemnification, as set forth in Section 12.03 of the Credit Agreement, shall apply with respect to any and all losses, claims, liabilities, costs and expenses that the Administrative Agent incurs, asserts or is awarded against the Administrative Agent in connection with this Amendment.

5.12Limitations on Amendment.  Except as set forth in Section 2, nothing contained herein shall be deemed an amendment to, or waiver of, any action or inaction of the Borrower, the Parent or any of the other Loan Parties that constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document, or which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document. Section 2 shall not constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Documents.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:	CLEAN ENERGY

	By:	/s/ Robert M. Vreeland
	Name:	Robert M. Vreeland
	Title:	Chief Financial Officer

PARENT:	CLEAN ENERGY FUELS CORP.

	By:	/s/ Robert M. Vreeland
	Name:	Robert M. Vreeland
	Title:	Chief Financial Officer

[SIGNATURE PAGE – FOURTH AMENDMENT – CLEAN ENERGY]

SUBSIDIARY GUARANTORS:	CLEAN ENERGY & TECHNOLOGIES LLC
BLUE ENERGY LIMITED LLC
BLUE ENERGY GENERAL LLC
TRANSTAR ENERGY COMPANY L.P.
By: Blue Energy General LLC, its general partner
BLUE FUELS GROUP L.P.
By: Blue Energy General LLC, its general partner
CLEAN ENERGY TEXAS LNG, LLC
CLEAN ENERGY LNG, LLC
NG ADVANTAGE LLC
CLEAN ENERGY RENEWABLE FUELS, LLC
CLEAN ENERGY RENEWABLE DEVELOPMENT, LLC
CLEAN ENERGY FINANCE, LLC
CLEAN ENERGY LOS ANGELES, LLC
SOUTH FORK FUNDING, LLC
By: Clean Energy Renewable Development, LLC, its sole member
CLEAN ENERGY SOUTH FORK HOLDINGS, LLC
SOUTH FORK RENEWABLE ENERGY, LLC
O’BRYAN GRAIN RENEWABLE ENERGY, LLC
SOUTH FORK OHIO RENEWABLE ENERGY, LLC
CLEAN ENERGY REAL ESTATE, LLC
CLEAN ENERGY FUELING SERVICES CORP.
CLEAN ENERGY RENEWABLE OPERATIONS, LLC
CLNE PLASMAFLOW HOLDINGS, LLC
By: Clean Energy, its sole member
CLEAN ENERGY REAL ESTATE TEXAS, LLC
CLEAN ENERGY SOUTH FORK OHIO HOLDINGS, LLC

	By:	/s/ Robert M. Vreeland
	Name:	Robert M. Vreeland
	Title:	Chief Financial Officer

[SIGNATURE PAGE – FOURTH AMENDMENT – CLEAN ENERGY]

CLEAN ENERGY REAL ESTATE ARIZONA LLC
CLEAN ENERGY REAL ESTATE MINNESOTA, LLC
CLEAN ENERGY REAL ESTATE NORTH CAROLINA, LLC
CLEAN ENERGY REAL ESTATE TENNESSEE, LLC
CLEAN ENERGY REAL ESTATE VIRGINIA LLC
CLEAN ENERGY REAL ESTATE WISCONSIN LLC

By:	/s/ Robert M. Vreeland
Name:	Robert M. Vreeland
Title:	Chief Financial Officer

[SIGNATURE PAGE – FOURTH AMENDMENT – CLEAN ENERGY]

ADMINISTRATIVE AGENT:	ALTER DOMUS PRODUCTS CORP.

	By:	/s/ Matthew Trybula
	Name:	Matthew Trybula
	Title:	Associate Counsel

[SIGNATURE PAGE – FOURTH AMENDMENT – CLEAN ENERGY]

LENDERS:	STONEPEAK CLNE-L HOLDINGS LP

By: Stonepeak Opportunities Fund Associates LP, its general partner

By: Stonepeak Opportunities Fund GP Investors LP, its general partner

By: Stonepeak GP Investors Holdings LP, its general partner

By: Stonepeak GP Investors Upper Holdings LP, its general partner

By: Stonepeak GP Investors Holdings Manager LLC, its general partner

	By:	/s/ Michael Bricker
	Name:	Michael Bricker
	Title:	Senior Managing Director

[SIGNATURE PAGE – FOURTH AMENDMENT – CLEAN ENERGY]

HUDSON WATERFRONT CREDIT SPV I LP, as Lender

By: Stonepeak Hudson Credit Associates LP, as its General Partner
By: Stonepeak GP Investors Manager LLC, as its General Partner

By:	/s/ Michael Bricker
Name:	Michael Bricker
Title:	Senior Managing Director

[SIGNATURE PAGE – FOURTH AMENDMENT – CLEAN ENERGY]

STONEPEAK INFRASTRUCTURE CREDIT FUND I LP, as Lender

By: Stonepeak Credit Associates LLC, as its General Partner
By: Stonepeak GP Investors Manager LLC, as its Managing Member

By:	/s/ Michael Bricker
Name:	Michael Bricker
Title:	Senior Managing Director

[SIGNATURE PAGE – FOURTH AMENDMENT – CLEAN ENERGY]